EXHIBIT 99.1

News Release
National Penn Bancshares, Inc. Reports
Third Quarter 2011 Results

Company Release – October 28, 2011

•	Net income increases to 16 cents per share compared to 15 cents in the second quarter
•	Year-to-date net income of 42 cents per share compared to 5 cents in the prior year period
•	Continued strong performance results in ROA of 1.15%
•	Sustained asset quality improvement
•	Strong capital base further enhanced, provides capital management opportunities
•	Common stock cash dividend increased to 4 cents per share

BOYERTOWN, PA., October 28, 2011 -- National Penn Bancshares, Inc. (Nasdaq: NPBC) reported net income available to common shareholders of $24.8 million, or $0.16 per diluted share, for the third quarter of 2011, compared to $23.2 million, or $0.15 per diluted share, for the second quarter of 2011 and $10.3 million, or $0.08 per diluted share, for the third quarter of 2010. Year-to-date net income available to common shareholders totaled $63.7 million, or $0.42 per diluted share, compared to $6.7 million, or $0.05 per diluted share, for the prior year period. Return on average assets increased to 1.15% for the third quarter of 2011, from 1.08% for the second quarter of 2011.

Earnings continue to enhance National Penn’s capital position providing for an increase in the common stock cash dividend to $0.04 per share in the fourth quarter of 2011 from $0.03 in the third quarter. The ratio of tangible common equity to tangible assets increased to 10.66%1, and the total risk based capital ratio increased to 18.1% at September 30, 2011.

“We are pleased to report another quarter of improved asset quality and strong financial performance,” said Scott V. Fainor, president and CEO of National Penn. “This performance allowed us to increase our cash dividend to four cents per share for the fourth quarter.  We are well-positioned to capitalize on our balance sheet strength to further enhance profitability and shareholder value.”

During the third quarter of 2011, National Penn continued to benefit from improving asset quality.   Classified loans declined 22% in 2011 and 7% during the third quarter. Nonperforming assets also declined during the quarter and totaled less than 1% of total assets at September 30, 2011.  Net charge-offs decreased by 15% on a linked-quarter basis and 67% compared to the prior year quarter.  Annualized net charge-offs totaled 0.53% of average loans for the third quarter of 2011 and totaled 0.82% for year-to-date 2011.  Continued improvement in charge-offs, classified loans and overall asset quality metrics resulted in zero provision for loan and lease losses for the third quarter compared to $3.0 million of expense for the second quarter of 2011 and $20.0 million of expense for the third quarter of 2010.  Year-to-date provision expense totaled $13.0 million, an 83% reduction compared to $77.5 million of provision expense for the nine months ended September 30, 2010.  Overall, asset quality coverage ratios remained strong as the allowance for loan and lease losses to non-performing loans increased to 196% and the allowance totaled 2.54% of total loans and leases.

For the nine months ended September 30, 2011, net interest margin was 3.52%, an increase of seven basis points as compared to the prior year period.  Net interest margin for the third quarter of 2011 was 3.46% compared to 3.53% for the second quarter of 2011, reflecting the impact of the current low interest rate environment and soft economic conditions.  Despite the competitive challenges, loan balances are comparable to the prior quarter-end excluding classified loan reductions of $28.3 million in the third quarter of 2011.

Operating expenses totaled $55.1 million for the third quarter of 2011 and resulted in an efficiency ratio of 58.5%1 for the quarter.  Expenses remain well-controlled despite recent hiring of high-quality professionals and additional initiatives to further develop new and existing customer relationships by expanding delivery of banking, insurance, investments and trust services.

Scott V. Fainor stated “The current economic and interest rate environment presents ongoing challenges for our industry and our banking professionals.  We will continue to build on our positive momentum by remaining focused on serving our customers and on our initiatives to expand outreach to potential clients as we navigate through this period.”

Media Contact:	Catharine S. Bower, Corporate Communications
(610) 369-6618 or catharine.bower@nationalpenn.com

Investor Contact:	Michelle H. Debkowski, Investor Relations
(610) 369-6461 or michelle.debkowski@nationalpenn.com

__________
# # #
About National Penn Bancshares, Inc.:

National Penn Bancshares, Inc., with approximately $9 billion in assets, is a bank holding company based in Pennsylvania.  Headquartered in Boyertown, National Penn operates 123 branch offices comprising 122 branches in Pennsylvania and one branch in Maryland through National Penn Bank and its HomeTowne Heritage Bank, KNBT and Nittany Bank divisions.

National Penn’s financial services affiliates are National Penn Wealth Management, N.A., including its National Penn Investors Trust Company division; National Penn Capital Advisors, Inc.;  Institutional Advisors LLC; National Penn Insurance Services Group, Inc., including its Higgins Insurance division; and Caruso Benefits Group, Inc.

National Penn Bancshares, Inc. common stock is traded on the Nasdaq Stock Market under the symbol “NPBC”. Please visit our Web site at www.nationalpennbancshares.com to see our regularly posted material information.

1Statement Regarding Non-GAAP Financial Measures:

This release, including the attached Financial Highlights and financial data tables, contains supplemental financial information determined by methods other than in accordance with Accounting Principles Generally Accepted in the United States of America (“GAAP”).  National Penn’s management uses these non-GAAP measures in its analysis of National Penn’s performance. These measures should not be considered a substitute for GAAP basis measures nor should they be viewed as a substitute for operating results determined in accordance with GAAP. Management believes the presentation of the following non-GAAP financial measures, which exclude the impact of the specified items, provides useful supplemental information that is essential to a proper understanding of the financial results of National Penn.

•
Tangible common equity excludes goodwill and intangible assets and preferred equity. Banking and financial institution regulators also exclude goodwill and intangible assets from shareholders’ equity when assessing the capital adequacy of a financial institution. Tangible common equity provides a method to assess the company’s tangible capital trends.

•	Tangible book value expresses tangible common equity on a per-share basis. Tangible book value provides a method to assess the level of tangible net assets on a per-share basis.

•
Adjusted net income excludes the effects of certain gains and losses, adjusted for applicable taxes. Adjusted net income provides a method to assess earnings performance by excluding items that management believes are not comparable among the periods presented.

•
Efficiency ratio expresses operating expenses as a percentage of fully-taxable equivalent net interest income plus non-interest income. Operating expenses exclude items from non-interest expense that management believes are not comparable among the periods presented. Non-interest income is adjusted to also exclude items that management believes are not comparable among the periods presented. Efficiency ratio is used as a method for management to assess its operating expense level and to compare to financial institutions of varying sizes.

Management believes the use of non-GAAP measures will help readers compare National Penn’s current results to those of prior periods as presented in the accompanying Financial Highlights and financial data tables.

Cautionary Statement Regarding Forward-Looking Information:

This release contains forward-looking information about National Penn Bancshares, Inc. that is intended to be covered by the safe harbor for forward-looking statements provided by the Private Securities Litigation Reform Act of 1995. Forward-looking statements are statements that are not historical facts. These statements can be identified by the use of forward-looking terminology such as “believe,” “expect,” “may,” “will,” “should,’’ “project,” ”could,” “plan,’’ “goal,” “potential,” “pro forma,” “seek,” “intend,’’ or “anticipate’’ or the negative thereof or comparable terminology, and include discussions of strategy, financial projections, guidance and estimates (including their underlying assumptions), statements regarding plans, objectives, expectations or consequences of announced transactions, and statements about the future performance, operations, products and services of National Penn and its subsidiaries. National Penn cautions readers not to place undue reliance on these statements.

National Penn’s business and operations are subject to a variety of risks, uncertainties and other factors. Consequently, actual results and experience may materially differ from those contained in any forward-looking statements. Such risks, uncertainties and other factors that could cause actual results and experience to differ from those projected include, but are not limited to, the following: increased capital requirements and other requirements or actions mandated by National Penn’s regulators,  National Penn’s ability to raise capital and maintain capital levels, variations in interest rates, deterioration in the credit quality of loans, the effect of credit risk exposure, declines in the value of National Penn’s assets and the effect of any resulting impairment charges, recent and ongoing changes to the state and federal regulatory schemes under which National Penn and other financial services companies operate (including the Dodd-Frank Act and regulations adopted or to be adopted to implement that Act), competition from other financial institutions, interruptions or breaches of National Penn’s security systems, and the development and maintenance of National Penn’s information technology. These risks and others are described in greater detail in National Penn’s Annual Report on Form 10-K for the fiscal year ended December 31, 2010, as well as in National Penn’s Quarterly Reports on Form 10-Q and other documents filed by National Penn with the SEC after the date thereof. National Penn makes no commitment to revise or update any forward-looking statements in order to reflect events or circumstances occurring or existing after the date any forward-looking statement is made.

Financial Update for National Penn Bancshares (NPBC) for 9/30/2011

Unaudited, dollars in thousands except share and per share data
	As of
	9/30/2011	6/30/2011	12/31/2010
SUMMARY BALANCE SHEET
Total assets	$8,611,641	$8,633,141	$8,844,620
Investment securities and other securities	2,373,278	2,290,568	2,259,690
Total loans and leases	5,161,275	5,178,926	5,326,723
Deposits	5,992,991	5,944,161	6,059,173
Borrowings	1,410,212	1,515,611	1,590,996
Shareholders' equity	1,164,204	1,133,513	1,137,437
Tangible book value per common share (2)	$5.86	$5.65	$5.18
Tangible common equity / tangible assets (2)	10.66%	10.25%	8.27%

	Three Months Ended			Nine Months Ended
	9/30/2011	6/30/2011	9/30/2010	9/30/2011	9/30/2010
EARNINGS
Total interest income	$86,055	$87,740	$96,360	$263,153	$293,505
Total interest expense	21,638	22,745	28,670	67,771	89,913
Net interest income	64,417	64,995	67,690	195,382	203,592
Provision for loan and lease losses	-	3,000	20,000	13,000	77,500
Net interest income after provision
for loan and lease losses	64,417	61,995	47,690	182,382	126,092
Loss on sale of building	(1,000)	-	-	(1,000)	-
Loss on debt extinguishment	(998)	-	-	(998)	-
Net (losses) from fair value changes on subordinated debentures	(506)	(430)	(2,606)	(987)	(8,324)
Net gains on sales of investment securities	1,022	-	-	1,022	214
Other non-interest income	24,623	22,818	26,083	71,676	82,674
Goodwill impairment	-	-	-	-	8,250
Other non-interest expense	55,053	54,121	57,965	166,011	173,935
Income before income taxes	32,505	30,262	13,202	86,084	18,471
Income tax expense	7,692	7,054	895	19,283	5,777
Net income	24,813	23,208	12,307	66,801	12,694
Preferred dividends and accretion of preferred discount	-	-	(2,006)	(1,691)	(6,016)
Accelerated accretion from redemption of preferred stock	-	-	-	(1,452)	-
Net income available to common shareholders	$24,813	$23,208	$10,301	$63,658	$6,678

PERFORMANCE RATIOS
Net interest margin	3.46%	3.53%	3.42%	3.52%	3.45%
Return on average assets	1.15%	1.08%	0.53%	1.03%	0.18%
Return on average total shareholders' equity	8.59%	8.37%	4.50%	7.77%	1.57%
Return on average tangible common equity (1)	11.33%	11.16%	6.42%	10.24%	1.43%

PER SHARE
Basic earnings available to common shareholders	$0.16	$0.15	$0.08	$0.42	$0.05
Diluted earnings available to common shareholders	0.16	0.15	0.08	0.42	0.05
Dividends per common share	0.03	0.01	0.01	0.05	0.03
Average shares - basic	151,693,223	151,601,052	126,102,037	151,256,293	126,008,098
Average shares - diluted	151,927,269	151,835,402	126,255,249	151,513,773	126,179,126

(1) RECONCILIATION TABLES FOR NON-GAAP FINANCIAL MEASURES	Three Months Ended			Nine Months Ended
	9/30/2011	6/30/2011	9/30/2010	9/30/2011	9/30/2010
Return on average tangible common equity
Return on average shareholders' equity	8.59%	8.37%	4.50%	7.77%	1.57%
Effect of preferred equity	-	-	-0.14%	-0.10%	-0.61%
Effect of goodwill and intangibles	2.74%	2.79%	2.06%	2.57%	0.47%
Return on average tangible common equity	11.33%	11.16%	6.42%	10.24%	1.43%
Average tangible equity:
Average shareholders' equity	$1,145,679	$1,112,114	$1,084,724	$1,149,458	$1,078,690
Average preferred equity	-	-	(148,248)	(40,251)	(148,119)
Average goodwill and intangibles	(276,439)	(278,022)	(299,919)	(278,018)	(307,142)
Average total tangible common equity	$869,240	$834,092	$636,557	$831,189	$623,429

Adjusted net income reconciliation
Net income available to common shareholders	$24,813	$23,208	$10,301	$63,658	$6,678
After tax gain on pension plan curtailment	-	-	-	-	(2,643)
After tax unrealized fair market value loss (gain) on
subordinated debentures	-	-	1,694	-	5,411
Accelerated accretion from redemption of preferred stock	-	-	-	1,452	-
BOLI tax expense	-	-	-	-	8,081
Goodwill impairment	-	-	-	-	8,250
Adjusted net income available to common shareholders	$24,813	$23,208	$11,995	$65,110	$25,777

Earnings per share
Net income available to common shareholders	$0.16	$0.15	$0.08	$0.42	$0.05
After tax gain on pension plan curtailment	-	-	-	-	(0.02)
After tax unrealized fair market value loss (gain) on
subordinated debentures	-	-	0.01	-	0.04
Accelerated accretion from redemption of preferred stock	-	-	-	0.01	-
BOLI tax expense	-	-	-	-	0.06
Goodwill impairment	-	-	-	-	0.07
Adjusted net income available to common shareholders	$0.16	$0.15	$0.09	$0.43	$0.20

Financial Update for National Penn Bancshares (NPBC) for 9/30/2011

Unaudited, dollars in thousands except share and per share data	As of
	9/30/2011	6/30/2011	3/31/2011	12/31/2010	9/30/2010
BALANCE SHEET - ASSETS
Cash and due from banks	$116,057	$105,918	$113,031	$90,283	$103,279
Interest-earning deposits with banks	422,942	513,132	392,337	612,099	609,733
Total cash and cash equivalents	538,999	619,050	505,368	702,382	713,012

Investment securities available for sale, at fair value	1,790,654	1,696,682	1,622,395	1,632,118	1,603,849
Investment securities held to maturity	509,773	518,578	535,488	546,957	567,740
Other securities	72,851	75,308	77,894	80,615	83,676
Loans held for sale	17,144	8,852	5,561	12,785	30,081

Loans and leases	5,144,131	5,170,074	5,239,585	5,313,938	5,611,749
Allowance for loan and lease losses	(131,073)	(137,909)	(142,960)	(150,054)	(153,475)
Loans and leases, net	5,013,058	5,032,165	5,096,625	5,163,884	5,458,274

Premises and equipment, net	100,880	103,017	103,771	105,483	108,496
Accrued interest receivable	33,110	31,862	34,264	33,829	36,127
Bank owned life insurance, redeemed but not settled	-	-	-	-	64,387
Bank owned life insurance	137,017	136,606	135,373	134,154	136,093
Other real estate owned and other repossessed assets	8,029	8,407	7,653	7,453	7,818
Goodwill	258,279	258,279	258,279	258,279	273,468
Other intangible assets, net	17,370	18,970	20,530	22,217	25,587
Unconsolidated investments under the equity method	11,927	12,327	12,211	11,482	12,428
Other assets	102,550	113,038	127,855	132,982	127,193
TOTAL ASSETS	$8,611,641	$8,633,141	$8,543,267	$8,844,620	$9,248,229

BALANCE SHEET - LIABILITIES
Non-interest bearing deposits	$833,311	$839,811	$834,321	$808,835	$815,193
Interest bearing deposits	5,159,680	5,104,350	5,098,695	5,250,338	5,690,284
Total deposits	5,992,991	5,944,161	5,933,016	6,059,173	6,505,477

Securities sold under repurchase agreements	640,099	738,628	696,256	734,455	752,428
Short-term borrowings	6,400	6,390	6,184	10,000	6,974
Federal Home Loan Bank advances	619,946	627,332	627,716	703,761	705,278
Subordinated debentures	143,767	143,261	142,831	142,780	140,731
Accrued interest payable and other liabilities	44,234	39,856	39,655	57,014	45,323
TOTAL LIABILITIES	7,447,437	7,499,628	7,445,658	7,707,183	8,156,211

BALANCE SHEET - SHAREHOLDERS' EQUITY
Preferred stock	-	-	-	148,441	148,310
Common stock	1,380,728	1,379,690	1,379,014	1,292,342	1,227,639
Retained deficit	(237,862)	(258,125)	(279,817)	(293,940)	(299,209)
Accumulated other comprehensive income/(loss)	21,338	11,948	(1,588)	(9,406)	15,278
TOTAL SHAREHOLDERS' EQUITY	1,164,204	1,133,513	1,097,609	1,137,437	1,092,018

TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY	$8,611,641	$8,633,141	$8,543,267	$8,844,620	$9,248,229

COMMON SHARE AND PER SHARE DATA
Book Value	$7.67	$7.47	$7.24	$7.23	$7.48
Tangible Book Value (2)	$5.86	$5.65	$5.40	$5.18	$5.11
Dividends	$0.03	$0.01	$0.01	$0.01	$0.01
Shares Outstanding (end of period, net of treasury)	151,714,696	151,660,444	151,506,511	136,792,414	126,115,073

(2) RECONCILIATION TABLE FOR NON-GAAP FINANCIAL MEASURES
Total shareholders' equity	$1,164,204	$1,133,513	$1,097,609	$1,137,437	$1,092,018
Total preferred shareholders' equity	-	-	-	(148,441)	(148,310)
Goodwill and intangibles	(275,649)	(277,249)	(278,809)	(280,496)	(299,055)
Tangible common equity	$888,555	$856,264	$818,800	$708,500	$644,653
Common shares outstanding	151,714,696	151,660,444	151,506,511	136,792,414	126,115,073
Tangible book value per share	$5.86	$5.65	$5.40	$5.18	$5.11

Total assets	$8,611,641	$8,633,141	$8,543,267	$8,844,620	$9,248,229
Goodwill and intangibles	(275,649)	(277,249)	(278,809)	(280,496)	(299,055)
Tangible assets	$8,335,992	$8,355,892	$8,264,458	$8,564,124	$8,949,174
Tangible common equity/tangible assets	10.66%	10.25%	9.91%	8.27%	7.20%

Financial Update for National Penn Bancshares (NPBC) for 9/30/2011

Unaudited, dollars in thousands except share and per share data	For the Quarter Ended					For the Nine Months Ended
	9/30/2011	6/30/2011	3/31/2011	12/31/2010	9/30/2010	9/30/2011	9/30/2010
INTEREST INCOME
Loans and leases, including fees	$65,795	$67,553	$69,228	$73,496	$76,227	$202,576	$232,711
Investment securities
Taxable	11,591	11,552	11,357	11,272	11,157	34,500	33,712
Tax-exempt	8,337	8,401	8,493	8,569	8,697	25,231	26,338
Deposits with banks	332	234	280	408	279	846	744
Total interest income	86,055	87,740	89,358	93,745	96,360	263,153	293,505
INTEREST EXPENSE
Deposits	9,881	10,974	11,407	13,411	15,773	32,262	50,518
Securities sold under repurchase agreements	2,290	2,346	2,395	2,567	2,757	7,031	8,439
Short-term borrowings	-	-	-	-	-	-	-
Federal Home Loan Bank advances	7,073	7,039	7,217	7,732	7,742	21,329	23,805
Subordinated debentures	2,394	2,386	2,369	2,394	2,398	7,149	7,151
Total interest expense	21,638	22,745	23,388	26,104	28,670	67,771	89,913
Net interest income	64,417	64,995	65,970	67,641	67,690	195,382	203,592
Provision for loan and lease losses	-	3,000	10,000	17,500	20,000	13,000	77,500
Net interest income after provision for loan and lease losses	64,417	61,995	55,970	50,141	47,690	182,382	126,092
NON-INTEREST INCOME
Wealth management income	6,227	5,856	5,924	6,917	6,997	18,007	21,336
Service charges on deposit accounts	4,880	4,616	4,664	5,358	5,419	14,160	16,206
Insurance commissions and fees	3,406	3,520	3,221	3,423	3,499	10,147	10,909
Cash management and electronic banking fees	4,590	4,645	4,371	4,584	4,548	13,606	13,320
Mortgage banking income	1,349	1,014	1,080	2,590	2,424	3,443	4,808
Bank owned life insurance income	1,733	1,233	1,220	1,501	1,168	4,186	4,431
Earnings of unconsolidated investments	99	116	1,700	140	(41)	1,915	659
Gain on pension plan curtailment	-	-	-	-	-	-	4,066
Loss on sale of building	(1,000)	-	-	-	-	(1,000)	-
Loss on debt extinguishment	(998)	-	-	-	-	(998)	-
Other operating income	2,339	1,818	2,055	1,638	2,381	6,212	7,885
Net (losses) from fair value changes on subordinated debentures	(506)	(430)	(51)	(2,049)	(2,606)	(987)	(8,324)
Net gains on sales of investment securities	1,022	-	-	-	-	1,022	214
Impairment losses on investment securities:
Impairment losses on investment securities	-	-	-	(444)	(312)	-	(946)
Non credit-related losses on securities not expected to be sold recognized
in other comprehensive loss before tax	-	-	-	-	-	-	-
Net impairment losses on investment securities	-	-	-	(444)	(312)	-	(946)
Total non-interest income	23,141	22,388	24,184	23,658	23,477	69,713	74,564
NON-INTEREST EXPENSE
Salaries, wages and employee benefits	30,809	30,408	31,449	31,499	31,544	92,666	91,972
Net premises and equipment	7,228	6,787	7,272	7,460	7,256	21,287	22,463
Goodwill impairment	-	-	-	-	-	-	8,250
FDIC insurance	2,213	2,726	3,457	3,411	3,641	8,396	11,794
Other operating expenses	14,803	14,200	14,659	17,123	15,524	43,662	47,706
Total non-interest expense	55,053	54,121	56,837	59,493	57,965	166,011	182,185
Income before income taxes	32,505	30,262	23,317	14,306	13,202	86,084	18,471
Income tax expense	7,692	7,054	4,537	5,664	895	19,283	5,777
NET INCOME	24,813	23,208	18,780	8,642	12,307	66,801	12,694
Preferred dividends and accretion of preferred discount	-	-	(1,691)	(2,005)	(2,006)	(1,691)	(6,016)
Accelerated accretion from redemption of preferred stock	-	-	(1,452)	-	-	(1,452)	-
NET INCOME AVAILABLE TO COMMON SHAREHOLDERS	$24,813	$23,208	$15,637	$6,637	$10,301	$63,658	$6,678

PER SHARE OF COMMON STOCK
Basic earnings available to common shareholders	$0.16	$0.15	$0.10	$0.05	$0.08	$0.42	$0.05
Diluted earnings available to common shareholders	$0.16	$0.15	$0.10	$0.05	$0.08	$0.42	$0.05
Average Shares Basic	151,693,223	151,601,052	150,461,063	134,380,086	126,102,037	151,256,293	126,008,098
Average Shares Diluted	151,927,269	151,835,402	150,765,883	134,471,788	126,255,249	151,513,773	126,179,126

SUPPLEMENTAL DATA (annualized, average)
Return on Assets	1.15%	1.08%	0.88%	0.38%	0.53%	1.03%	0.18%
Return on Total Equity	8.59%	8.37%	6.39%	3.00%	4.50%	7.77%	1.57%
Return on Common Equity	8.59%	8.37%	5.93%	2.65%	4.36%	7.67%	0.96%
Return on Tangible Common Equity (1)	11.33%	11.16%	8.03%	3.76%	6.42%	10.24%	1.43%
Efficiency Ratio (3)	58.54%	58.25%	59.61%	60.36%	58.51%	58.81%	58.25%

(3) RECONCILIATION TABLE FOR NON-GAAP FINANCIAL MEASURES

Efficiency Ratio Calculation
Non-interest expense	$55,053	$54,121	$56,837	$59,493	$57,965	$166,011	$182,185
Less:
Goodwill impairment	-	-	-	-	-	-	8,250
Operating expenses	$55,053	$54,121	$56,837	$59,493	$57,965	$166,011	$173,935

Net interest income (taxable equivalent)	$69,426	$70,087	$71,112	$72,849	$72,985	$210,625	$219,766

Non-interest income (loss)	23,141	22,388	24,184	23,658	23,477	69,713	74,564
Less:
Gain on pension plan curtailment	-	-	-	-	-	-	4,066
Loss on sale of building	(1,000)	-	-	-	-	(1,000)	-
Loss on debt extinguishment	(998)	-	-	-	-	(998)	-
Net (losses) from fair value changes on subordinated debentures	(506)	(430)	(51)	(2,049)	(2,606)	(987)	(8,324)
Net gains on sales of investment securities	1,022	-	-	-	-	1,022	-
Adjusted revenue	$94,049	$92,905	$95,347	$98,556	$99,068	$282,301	$298,588

Efficiency Ratio	58.54%	58.25%	59.61%	60.36%	58.51%	58.81%	58.25%

Financial Update for National Penn Bancshares (NPBC) for 9/30/2011

Unaudited, dollars in thousands except share and per share data
	As of and for the Quarter Ended					For the Nine Months Ended
CHARGE-OFFS	9/30/2011	6/30/2011	3/31/2011	12/31/2010	9/30/2010	9/30/2011	9/30/2010

Loan Charge-offs	$8,374	$10,512	$18,753	$22,456	$23,306	$37,639	$78,104
Recoveries on Loans	(1,538)	(2,461)	(1,659)	(2,443)	(2,742)	(5,658)	(7,808)
Net Loan Charge-offs	$6,836	$8,051	$17,094	$20,013	$20,564	$31,981	$70,296
Net Loan Charge-offs to Average Loans (annualized)	0.53%	0.61%	1.31%	1.44%	1.43%	0.82%	1.61%

NET CHARGE OFF DETAIL
Commercial and Industrial Loans and Leases	$1,962	$5,066	$9,319	$7,363	$2,166	$16,347	$13,040

Commercial Real Estate-Permanent	83	1,242	3,946	2,903	1,655	5,271	3,524
Commercial Real Estate-Construction	2,637	828	873	1,973	12,899	4,338	37,653
Total Commercial Real Estate Loans	2,720	2,070	4,819	4,876	14,554	9,609	41,177

Residential Mortgages	998	483	1,643	5,620	1,467	3,124	9,535
Home Equity Lines and Loans	596	833	1,158	1,280	935	2,587	2,058
All other Consumer Loans	560	(401)	155	874	1,442	314	4,486
Total Consumer Loans	2,154	915	2,956	7,774	3,844	6,025	16,079

Net Loans Charged-off	$6,836	$8,051	$17,094	$20,013	$20,564	$31,981	$70,296

	As of
ASSET QUALITY AND OTHER DATA	9/30/2011	6/30/2011	3/31/2011	12/31/2010	9/30/2010

Non-Accrual Commercial and Industrial Loans and Leases	$29,995	$31,275	$34,122	$34,869	$29,878

Non-Accrual Commercial Real Estate-Permanent	8,314	11,879	15,407	17,821	15,510
Non-Accrual Commercial Real Estate-Construction	14,549	15,844	18,012	19,392	29,866
Total Non-Accrual Commercial Real Estate Loans	22,863	27,723	33,419	37,213	45,376

Non-Accrual Residential Mortgages	4,472	5,196	5,303	5,802	4,543
Non-Accrual Home Equity Lines and Loans	1,763	1,527	1,965	2,133	2,008
All other Non-Accrual Consumer Loans	1,907	2,062	1,810	2,094	1,845
Total Non-Accrual Consumer Loans	8,142	8,785	9,078	10,029	8,396

Total Non-Accrual Loans	61,000	67,783	76,619	82,111	83,650

Restructured Loans	4,372	3,833	351	-	8,544
Loans 90+ Days Past Due & Still Accruing	1,408	1,567	2,183	1,753	2,237
Total Non-performing Loans	66,780	73,183	79,153	83,864	94,431

Other Real Estate Owned & Repossessed Assets	8,029	8,407	7,653	7,453	7,818
Total Non-performing Assets	$74,809	$81,590	$86,806	$91,317	$102,249

Allowance for Loan and Lease Losses	$131,073	$137,909	$142,960	$150,054	$153,475
Allowance for Loan and Lease Losses/Non-Performing Loans	196.3%	188.4%	180.6%	178.9%	162.5%
Allowance for Loan and Lease Losses/Non-Performing Assets	175.2%	169.0%	164.7%	164.3%	150.1%
Provision/Charge-Offs, net	0.0%	37.3%	58.5%	87.4%	97.3%
Classified Loans	$374,850	$403,145	$438,275	$479,336	$498,631
Classified Loans/Total Loans	7.26%	7.78%	8.36%	9.00%	8.84%
Delinquent Loans	$28,824	$20,413	$25,342	$27,806	$33,676
Delinquent Loans/Total Loans	0.56%	0.39%	0.48%	0.52%	0.60%

	As of
REGULATORY CAPITAL DATA	9/30/2011	6/30/2011	3/31/2011	12/31/2010	9/30/2010

Tier 1 Capital	$955,766	$922,457	$889,473	$924,143	$850,185
Tier 1 Leverage Ratio	11.63%	11.20%	10.66%	10.59%	9.67%
Tier 1 Ratio (%)	16.85%	16.43%	15.66%	16.12%	14.00%
Total Capital	$1,026,780	$992,729	$960,459	$996,288	$926,499
Total Capital Ratio (%)	18.12%	17.68%	16.91%	17.38%	15.26%
Total Risk-Weighted Assets	$5,670,722	$5,615,341	$5,679,123	$5,732,730	$6,070,678

Financial Update for National Penn Bancshares (NPBC) for 9/30/2011

Unaudited, dollars in thousands except share and per share data
	As of
PERIOD END BALANCES:	9/30/2011	6/30/2011	3/31/2011	12/31/2010	9/30/2010

Earning Assets / Liabilities
Loan Breakdown: (Regulatory)
Commercial/Industrial	$813,356	$838,489	$808,118	$804,602	$878,790
Commercial Real Estate (1)	1,697,975	1,715,616	1,749,215	1,740,029	1,810,442
Residential Mortgage	1,272,478	1,295,463	1,295,014	1,294,751	1,381,117
Real Estate Construction and Land Development	216,250	207,643	270,584	339,242	375,341
Home Equity	766,299	764,467	738,629	755,829	792,496
Consumer	213,014	213,570	228,904	236,107	244,878
Other Loans	181,903	143,678	154,682	156,163	158,766
Total Loans	5,161,275	5,178,926	5,245,146	5,326,723	5,641,830

Allowance for Loan and Lease Losses/Total Loans and Leases	2.54%	2.66%	2.73%	2.82%	2.72%

Investment Securities and Other Securities	2,373,278	2,290,568	2,235,777	2,259,690	2,255,265
Other Earning Assets	422,942	513,132	392,337	612,099	609,733
Total Earning Assets (net of loan loss reserve)	$7,826,422	$7,844,717	$7,730,300	$8,048,458	$8,353,353
(1) Includes owner occupied

Loan Breakdown: (Internal)
Commercial & Industrial Loans and Leases
Business Purpose, Real Estate secured	$892,952	$884,606	$896,521	$948,506	$987,551
Business Purpose, not secured by Real Estate	927,631	913,115	888,249	886,692	953,645
Owner Occupied Commercial Real Estate
- Permanent	566,732	577,092	578,332	552,129	556,738
- Construction / Development	28,927	27,003	38,775	37,196	38,902
Leasing	5,796	7,125	9,054	10,437	12,230
Total Commercial & Industrial Loans & Leases	2,422,038	2,408,941	2,410,931	2,434,960	2,549,066

Commercial Real Estate
Non Owner Occupied
- Permanent	798,106	818,564	819,875	768,988	855,777
- Construction / Development	168,537	171,063	206,924	281,056	312,086
Total Commercial Real Estate	966,643	989,627	1,026,799	1,050,044	1,167,863

Consumer Loans
Residential Mortgage (personal purpose)
Permanent	726,486	728,430	742,423	758,301	795,420
Construction	7,606	5,909	4,505	7,113	9,966
Total Residential Mortgages	734,092	734,339	746,928	765,414	805,386

Home Equity Loans and Direct Installment Loans	362,808	388,173	415,599	423,755	446,866
Home Equity Lines of Credit	394,386	367,127	325,186	321,369	332,074
Total Home Equity Lines and Loans	757,194	755,300	740,785	745,124	778,940

Private Banking Credit Lines	112,011	119,850	139,721	150,811	159,991
Indirect Vehicle Loans	126,776	125,796	121,014	131,416	133,297
Other	42,521	45,073	58,968	48,954	47,287
All Other Consumer Loans	281,308	290,719	319,703	331,181	340,575
Total Consumer Loans	1,772,594	1,780,358	1,807,416	1,841,719	1,924,901

Total Loans	$5,161,275	$5,178,926	$5,245,146	$5,326,723	$5,641,830

Deposit Breakdown:
Savings	$451,767	$464,055	$457,395	$438,879	$430,806
NOW Accounts	1,311,819	1,158,161	1,128,644	1,181,850	1,294,582
Money Market Accounts	1,651,185	1,631,779	1,655,115	1,664,620	1,714,771
CDs less than $100k	1,213,798	1,261,026	1,433,808	1,378,060	1,512,573
CDs $100k or greater	531,111	589,329	423,733	586,929	737,552
Total Interest Bearing Deposits	5,159,680	5,104,350	5,098,695	5,250,338	5,690,284
Borrowings	1,410,212	1,515,611	1,472,987	1,590,996	1,605,411
Total Interest Bearing Liabilities	$6,569,892	$6,619,961	$6,571,682	$6,841,334	$7,295,695

Financial Update for National Penn Bancshares (NPBC) for 9/30/2011

Unaudited, dollars in thousands except share and per share data
	Quarterly, as of										Nine Months, as of
	9/30/2011		6/30/2011		3/31/2011		12/31/2010		9/30/2010		9/30/2011		9/30/2010
	Avg Bal	Yield	Avg Bal	Yield	Avg Bal	Yield	Avg Bal	Yield	Avg Bal	Yield	Avg Bal	Yield	Avg Bal	Yield

Total Loans	$5,122,557	5.15%	$5,228,365	5.24%	$5,311,204	5.34%	$5,506,513	5.35%	$5,703,685	5.35%	$5,220,018	5.24%	$5,847,626	5.38%
Investment Securities	2,287,630	4.21%	2,258,355	4.32%	2,245,416	4.39%	2,274,090	4.24%	2,227,732	4.34%	2,263,955	4.30%	2,220,549	4.44%
Interest Earning Deposits	543,410	0.24%	467,157	0.20%	508,684	0.22%	642,204	0.25%	535,446	0.21%	506,544	0.22%	445,449	0.22%

Total Earning Assets	7,953,597	4.54%	7,953,877	4.68%	8,065,304	4.75%	8,422,807	4.66%	8,466,862	4.76%	7,990,517	4.66%	8,513,624	4.86%
Total Assets	8,588,269	3.98%	8,599,923	4.09%	8,701,649	4.16%	9,122,895	4.30%	9,197,254	4.39%	8,629,532	4.08%	9,253,781	4.47%

Savings	456,271	0.18%	462,870	0.18%	442,830	0.19%	435,069	0.20%	445,327	0.27%	454,039	0.18%	438,715	0.30%
NOW Accounts	1,211,663	0.18%	1,188,644	0.22%	1,148,991	0.22%	1,265,646	0.23%	1,203,831	0.28%	1,183,329	0.21%	1,171,636	0.35%
Money Market Accounts	1,647,975	0.59%	1,638,733	0.60%	1,656,059	0.59%	1,682,091	0.60%	1,728,823	0.82%	1,647,559	0.59%	1,726,401	0.88%
CDs	1,798,414	1.47%	1,857,969	1.66%	1,889,073	1.76%	2,124,910	1.85%	2,279,366	1.92%	1,848,153	1.63%	2,373,734	1.98%

Total Interest Bearing Deposits	5,114,323	0.77%	5,148,216	0.85%	5,136,953	0.90%	5,507,716	0.97%	5,657,347	1.11%	5,133,080	0.84%	5,710,486	1.18%

Non-Interest Bearing Deposits	837,953		837,635		813,704		818,330		831,484		829,853		810,235
Total Deposits	5,952,276	0.66%	5,985,851	0.74%	5,950,657	0.78%	6,326,046	0.84%	6,488,831	0.96%	5,962,933	0.72%	6,520,721	1.04%

Securities sold under repurchase agreements	675,945	1.34%	687,147	1.37%	711,100	1.37%	757,234	1.35%	728,235	1.50%	691,268	1.36%	738,751	1.53%
Short-term borrowings	6,732	0.00%	6,713	0.00%	6,850	0.00%	7,080	0.00%	6,669	0.00%	6,765	0.00%	6,839	0.00%
Federal Home Loan Bank advances	623,713	4.50%	627,525	4.50%	651,208	4.49%	704,670	4.35%	706,183	4.35%	634,048	4.50%	732,721	4.34%
Subordinated debentures	143,266	6.63%	142,836	6.70%	142,781	6.73%	140,753	6.75%	138,153	6.89%	142,963	6.69%	136,785	6.99%
Total Deposits and borrowings	7,401,932	1.16%	7,450,072	1.22%	7,462,596	1.27%	7,935,783	1.31%	8,068,071	1.41%	7,437,977	1.22%	8,135,817	1.48%
Total Interest Bearing Liabilities	$6,563,979	1.31%	$6,612,437	1.38%	$6,648,892	1.43%	$7,117,453	1.46%	$7,236,587	1.57%	$6,608,124	1.37%	$7,325,582	1.64%

Net Yield on Earning Assets: (Margin)		3.46%		3.53%		3.58%		3.43%		3.42%		3.52%		3.45%

Wealth Assets:
Assets under administration	$4,067,918		$4,364,447		$4,057,142		$3,973,910		$10,616,931
Assets under management	2,118,076		2,247,042		2,136,596		2,092,149		2,394,916
(included above)
Christiana Bank and Trust
Trust Revenues	$-		$-		$-		$862	(a)	$1,539

(a) Through December 3, 2010

Financial Update for National Penn Bancshares (NPBC) for 9/30/2011

Unaudited, dollars in thousands except share and per share data
	Quarterly, as of
	9/30/2011	6/30/2011	3/31/2011	12/31/2010	9/30/2010
STATES OF OPERATION AND BANKING OFFICES
BY STATE (LATEST AVAILABLE DATA)

PA
Total Number of Banking Offices	122	122	122	124	124
Total Number of Insured Subsidiaries
(Bank & Thrift Subsidiaries)	1	1	1	1	1
Total Number of ATMs	129	131	132	133	132

MD
Total Number of Banking Offices	1	1	1	1	1
Total Number of Insured Subsidiaries
(Bank & Thrift Subsidiaries)	-	-	-	-	-
Total Number of ATMs	1	1	1	1	1

DE
Total Number of Banking Offices	-	-	-	-	2
Total Number of Insured Subsidiaries
(Bank & Thrift Subsidiaries)	-	-	-	-	1
Total Number of ATMs	-	-	-	-	2

TOTAL
Total Number of Banking Offices	123	123	123	125	127
Total Number of Insured Subsidiaries
(Bank & Thrift Subsidiaries)	1	1	1	1	2
Total Number of ATMs	130	132	133	134	135

EOP Employees (Full Time Equivalent)	1,683	1,700	1,676	1,728	1,771